                  AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                        REDUCING REVOLVING LOAN AGREEMENT

              This Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of September 24, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), is entered into with reference to the Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Borrowers, Parent, the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and the Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                    RECITALS

     A. Parent has entered into an agreement (the "KC Acquisition Agreement" which, together with the other terms defined in this Recital A, is more specifically defined below) to purchase substantially all of the operating assets of the Flamingo Hilton Riverboat Casino in Kansas City, Missouri (the "Flamingo Casino") for approximately $22,500,000 in cash plus the assumption of certain liabilities (the "KC Acquisition"). Parent intends to assign its rights under the KC Acquisition Agreement to Front Street Station, LLC ("Kansas City-Front Street"), a Missouri limited liability company whose sole member is St. Charles. The physical facilities of Flamingo Casino consist principally of leasehold interests (the "Leaseholds") in a casino/entertainment vessel and a parking garage and related structures, all of which are owned by the Port Authority of Kansas City, Missouri and leased to Flamingo Casino. Parent has requested that various provisions of the Loan Agreement be waived and amended in order to (a) permit the KC Acquisition, (b) allow for possible Intangible Assets resulting from the KC Acquisition, (c) permit specified Expansion Capital Expenditures by Kansas City-Front Street subsequent to the KC Acquisition, (d) permit additional Maintenance Capital Expenditures by Borrowers to allow for the new facility, (e) waive the requirement that the Lenders be granted a security interest in the Leaseholds and (f) add Kansas City-Front Street as an additional Borrower.

     B. The Lenders are willing to waive and amend the necessary provisions of the Loan Agreement as requested by Parent PROVIDED that (a) Kansas City-Front Street grants a Lien in favor of the Lenders securing the Obligations on all of its assets OTHER THAN the Leaseholds and (b) St. Charles confirms its obligation to pledge its equity interests in Kansas City-Front Street to the Lenders to secure the Obligations, subject to necessary Gaming Board approval.

                                    AGREEMENT

              Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 14.2 of the Loan Agreement, agree as follows:

              1. APPROVAL OF KC ACQUISITION. The Lenders hereby approve the KC Acquisition (defined below); PROVIDED that concurrently therewith (a) the Administrative Agent has approved the substance of the KC Acquisition Agreement (defined below), (b) Kansas City-Front Street (defined below) executes and delivers to the Administrative Agent the Joinder Agreement making it an additional Borrower, (c) Borrowers deliver to the Administrative Agent such amended Schedules to the Loan Agreement as are necessary to reflect the addition of Kansas City - Front Street as an additional Borrower, which amended Schedules shall be acceptable to the Administrative Agent, (d) Kansas City-Front Street executes and delivers to the Administrative Agent such Collateral Documents and related UCC-1 financing statements as may be required to result in a First Priority Lien (defined below) on all of the assets (OTHER THAN the Leaseholds, which term is defined below) of Kansas City-Front Street in favor of the Administrative Agent to secure the Obligations, (e) St. Charles executes and delivers to the Administrative Agent written confirmation of its obligation to pledge its equity interest in Kansas City-Front Street to the Lenders pursuant to Section 8.2, subject to any necessary Gaming Board approval and (f) Parent, Kansas City-Front Street and the other Borrowers deliver, or cause to be delivered, such authorizing resolutions, legal opinions and other closing documents as may be reasonably requested by the Administrative Agent. The foregoing approval of the KC Acquisition shall constitute a waiver of all provisions of the Loan Agreement (INCLUDING Sections 9.14(f) and 9.15) that may prohibit or restrict the KC Acquisition, to the extent necessary to permit the KC Acquisition. It is expressly acknowledged that the purchase price payable with respect to the KC Acquisition, and any subsequent Expansion Capital Expenditures made by Kansas City-Front Street pursuant to Paragraph 3 below, will count as Expansion Capital Expenditures for purposes of Sections 6.12(a) and 9.14(a).

              2. WAIVER OF SECTIONS 5.11, 5.12, 8.3 AND 8.4. The requirements set forth in Sections 5.11, 5.12, 8.3 and 8.4 that Parent and Borrowers grant a Lien to the Lenders in any Real Property or vessels acquired subsequent to the Amendment Effective Date are hereby waived as to the Leaseholds acquired in the KC Acquisition. Nothing herein shall waive the obligation of Kansas City-Front Street to perform its obligations under such Sections with respect to any Real Property or vessel (including a leasehold interest therein) acquired by it subsequent to the KC Acquisition.

              3. APPROVAL OF EXPANSION CAPITAL EXPENDITURES. The Lenders hereby approve, pursuant to Section 6.12(b), Expansion Capital Expenditures by Kansas City-Front Street (in addition to the purchase price payable by it pursuant to the KC Acquisition Agreement) not to exceed $15,000,000 for the purpose of changing signage at the new facility, acquiring additional gaming equipment, conversion of data processing systems and general rejuvenation.

              4. SECTION 1.1. Section 1.1 of the Loan Agreement is amended to add the following definitions:

              "FIRST PRIORITY LIEN" means a Lien that is of the first priority, EXCEPT for Liens and Negative Pledges permitted by Section
         6.6 of the Loan Agreement.

              "FLAMINGO CASINO" means the Flamingo Hilton Riverboat Casino in Kansas City, Missouri.

              "KANSAS CITY-FRONT STREET" means Front Street Station LLC, a Missouri limited liability company.

              "KC ACQUISITION" means the purchase by Kansas City-Front Street of substantially all of the operating assets of the Flamingo Casino pursuant to the KC Acquisition Agreement.

              "KC ACQUISITION AGREEMENT" means that certain Asset

         Purchase Agreement dated September __, 1999 among Hilton Hotel Corporation, Flamingo Hilton Riverboat Casino, L.P., Parent and, by assignment, Kansas City-Front Street.

              "KC ACQUISITION DATE" means the date upon which the KC Acquisition occurs.

              "LEASEHOLDS" means the leasehold estates in Real Property and vessels owned by the Port Authority of Kansas City, Missouri acquired by Kansas City-Front Street pursuant to the KC Acquisition Agreement.

              5. SECTION 1.1. Section 1.1 of the Loan Agreement is hereby further amended to revise the following definitions to read as follows:

              "BORROWERS" means, collectively (a) Palace, Boulder, Texas, St. Charles, Kansas City and Sunset and (b) upon its execution and delivery of the Joinder Agreement, Kansas City-Front Street.

              "PARENT TANGIBLE NET WORTH" means, as of any date of determination, the consolidated Stockholders' Equity of Parent and its Subsidiaries on that date minus the SUM OF (a) the aggregate Intangible Assets of Parent and its Subsidiaries on that date OTHER THAN any Intangible Assets resulting from the KC Acquisition PLUS
         (b) the amount, if any, by which Intangible Assets resulting from the KC Acquisition exceeds $15,000,000.

              6. SECTION 6.11. Section 6.11 of the Loan Agreement is amended to read as follows:

              6.11 MAINTENANCE CAPITAL EXPENDITURES. Make, or become legally obligated to make, any Maintenance Capital Expenditure in any Fiscal Year if, giving effect thereto, the aggregate of all Maintenance Capital Expenditures made by Borrowers in that Fiscal Year PLUS all Maintenance Capital Expenditures made by Parent in that Fiscal Year would exceed $27,000,000 for any Fiscal Year; PROVIDED, that such amount shall be increased for the Fiscal Year ending December 31, 2000 and each subsequent Fiscal Year by the amount (not exceeding $3,000,000), if any, by which actual Maintenance Capital Expenditures of Borrowers and Parent in the immediately preceding Fiscal Year were less than $27,000,000.

              7. SECTION 9.13. Section 9.13 of the Loan

     Agreement is amended to read as follows:

               9.13 MAINTENANCE CAPITAL EXPENDITURES. Make, or become legally obligated to make, any Maintenance Capital Expenditure in any Fiscal Year if, giving effect thereto, the aggregate of all Maintenance Capital Expenditures made by Parent in that Fiscal Year PLUS all Maintenance Capital Expenditures made by Borrowers (in that Fiscal Year would exceed $27,000,000 for any Fiscal Year; PROVIDED, that such amount shall be increased for the Fiscal Year ending December 31, 2000 and each subsequent Fiscal Year by the amount (not exceeding $3,000,000), if any, by which actual Maintenance Capital Expenditures of Borrowers and Parent in the immediately preceding Fiscal Year were less than $27,000,000.

              8. AMENDMENT OF CERTAIN EXHIBITS. Exhibits A, B and J are hereby amended, as of the KC Acquisition Date, to add a reference to Kansas City-Front Street as a Borrower in the introductory paragraphs thereof. Exhibits E and F are hereby amended, as of the KC Acquisition Date, to add Kansas City-Front Street as a maker of the Line A Note and Line B Note.

              9. RESCISSION OF APPROVAL AND AMENDMENTS. In the event that the KC Acquisition Date has not occurred by December 31, 1999, the approvals set forth in Paragraphs 1 and 3, the waiver set forth in Paragraph 2 and the amendments set forth in Paragraphs 4, 5, 6, 7 and 8 shall be automatically rescinded.

              10. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon receipt by the Administrative Agent of all of the following:

                   (a) Counterparts of this Amendment executed by all parties hereto;

                   (b) Written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof in the form of EXHIBIT A to this Amendment;

                   (c) Written consent of the Requisite Lenders as required under Section 14.2 of the Loan Agreement in the form of EXHIBIT B to this Amendment;

               (d) A certified copy of the KC Acquisition Agreement, which shall be acceptable in substance to the Administrative Agent; and

               (e) Such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Lenders reasonably may require.

               11. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

               12. CONSENT OF PARENT. The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Parent Guaranty, to this Amendment.

               13. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.



                                            PALACE STATION HOTEL & CASINOS, INC.
                                            BOULDER STATION, INC.
                                            TEXAS STATION, INC.
                                            ST. CHARLES RIVERFRONT STATION, INC.
                                            KANSAS CITY STATION CORPORATION
                                            SUNSET STATION, INC.


                                            By:   s/ Glenn C. Christenson
                                                     Glenn C. Christenson
                                                     Vice President and
                                                     Chief Financial Officer


                                            STATION CASINOS, INC.


                                            By:   s/ Glenn C. Christenson
                                                     Glenn C. Christenson

                                                  Executive Vice President and
                                                  Chief Financial Officer



                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent



                                            By:      s/ Janice Hammond
                                                        Janice Hammond
                                                        Vice President

                             Exhibit A to Amendment

                          CONSENT OF SIBLING GUARANTORS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers of Amendment No. 1 to the Loan Agreement.

               Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Subsidiary Guaranty remains in full force and effect in accordance with its terms.

Dated: September 24, 1999

GREEN VALLEY STATION, INC.            SOUTHWEST GAMING SERVICES, INC.


By:      /s/ Glenn C. Christenson           By:      /s/ Blake L. Sartini
             Glenn C. Christenson                        Blake L. Sartini
             Vice President and                          Secretary
             Chief Financial Officer

                                            SOUTHWEST SERVICES, INC.

                                            By:      /s/ Blake L. Sartini
                                                         Blake L. Sartini
                                                         Secretary

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     BANK OF AMERICA, N.A.

                                                By: s/ Scott Faber
                                                       Scott Faber
                                                       Principal

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 22, 1999

                                               ABN AMRO BANK, N.V.

                                               By: s/ Jeffrey A. French
                                                      Jeffrey A. French
                                                      Senior Vice President

                                               By: s/ Corrina Fong
                                                      Credit Officer

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 23, 1999

                                                  BANK OF HAWAII

                                                  By:  s/ Robert M. Wheeler III
                                                          Robert M. Wheeler III
                                                          Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 21, 1999

                                               BANK OF SCOTLAND

                                               By: s/ Annie Glynn
                                                      Annie Glynn
                                                      Senior Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     BANKBOSTON

                                                     By: s/ Patrick Bonebrake
                                                            Patrick Bonebrake
                                                            Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 23, 1999

                                                    BANK ONE, N.A.

                                                    By: s/ Mark A. Isley
                                                           Mark A. Isley
                                                           First Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 23, 1999

                                                   CIBC, Inc.

                                                   By: s/ Dean J. Decker
                                                          Dean J. Decker
                                                          Executive Director
                                                   CIBC World Markets Corp., AS
                                                   AGENT

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 20, 1999

                                                     FIRST SECURITY BANK, N.A.

                                                     By:  s/ David P. Williams
                                                             David P. Williams
                                                             Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     HIBERNIA NATIONAL BANK

                                                     By: s/ Chris Haskew
                                                            Chris Haskew
                                                            Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     SOCIETE GENERALE

                                                     By: s/ Alex Kim
                                                            Alex Kim
                                                            Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 27, 1999

                                                     SUMMIT BANK

                                                     By:  s/ Carter Evans
                                                             Carter Evans
                                                             Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Third Amended and Restated Reducing Revolving Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Reducing Revolving Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 22, 1999

                                                WELLS FARGO BANK

                                                By:  s/ Virginia S. Christenson
                                                        Virginia S. Christenson
                                                        Relationship Manager